UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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POORE BROTHERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POORE BROTHERS, INC.

3500 SOUTH LA COMETA DRIVE

GOODYEAR, ARIZONA 85338

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2006

Dear Poore Brothers, Inc. shareholder:

The 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Poore Brothers, Inc., a Delaware corporation (“the Company”), will be held on May 23, 2006, at 3:00 p.m. local time, at The Wigwam Resort, 300 Wigwam Boulevard, Litchfield Park, Arizona 85340, for the following purposes:

(1)                                  To elect the Directors of the Company to serve until the 2007 Annual Meeting of Shareholders;

(2)                                  To approve an amendment to the Poore Brothers, Inc. 2005 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan by 500,000 shares;

(3)                                  To approve an amendment to our Certificate of Incorporation, as amended, to change our name from “Poore Brothers, Inc.” to “The Inventure Group, Inc.;” and

(4)                                  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed March 24, 2006 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

Your copy of the 2005 Annual Report of the Company is enclosed.

By Order of the Board of Directors

Eric J. Kufel

Chief Executive Officer

Goodyear, Arizona

April 26, 2006

IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

POORE BROTHERS, INC.

3500 SOUTH LA COMETA DRIVE

GOODYEAR, ARIZONA 85338

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 23, 2006

Solicitation of Proxies; Accompanying Documentation

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Poore Brothers, Inc. (which we refer to as the “Company,” “we,” or “us”), for the 2006 Annual Meeting of Shareholders (the “Annual Meeting”), including any adjournment or postponement thereof. The Annual Meeting will be held at 3:00 p.m. local time, at The Wigwam Resort, 300 Wigwam Boulevard, Litchfield Park, Arizona 85340.

Starting on or about May 2, 2006, we are mailing this proxy statement to shareholders entitled to vote at the Annual Meeting, together with a form of proxy and voting instruction card (“proxy card”) and the Company’s Annual Report for the year ended December 31, 2005 (which includes a copy of the Company’s Form 10-K for such period, including audited financial statements, filed with the Securities and Exchange Commission (the “SEC”)).

Costs of Solicitation

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, Directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company’s transfer agent, American Stock Transfer & Trust Co., for their reasonable out-of-pocket expenses in forwarding such material.

Shareholders Entitled to Vote at the Annual Meeting

If you were a registered shareholder at the close of business on the record date, March 24, 2006, you are entitled to receive this notice and to vote at the Annual Meeting. There were 20,115,413 shares of common stock outstanding on the record date. You will have one vote on each matter properly brought before the Annual Meeting for each share of Company common stock you own.

How to Vote Your Shares

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. If you own your shares in record name, you may cast your vote by simply marking, dating and signing your proxy card, and then returning it to the Company’s transfer agent, American Stock Transfer & Trust Co., in the postage-paid envelope provided.

Shareholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•                  delivering written notice of revocation to: Secretary, Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338, at any time before the proxy is voted;

•                  executing and delivering a later-dated proxy; or

•                  attending the Annual Meeting and voting by ballot.

No notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation. Your attendance at the Annual Meeting will not by itself revoke your proxy.

Voting at the Annual Meeting

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to vote in person at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy executed in your favor from your nominee (such as a bank or broker) to be able to vote at the Annual Meeting.

Your shares will be voted at the Annual Meeting as directed by the voting instructions on your proxy card if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the Annual Meeting, and (4) you did not revoke your proxy prior to the Annual Meeting.

The Board’s Recommendations

If you send a properly executed proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors:

•                  FOR the election of the nominated slate of Directors (see pages 3 and 4);

•                  FOR the increase in the number of shares of common stock reserved for awards granted under the Poore Brothers, Inc. 2005 Equity Incentive Plan (see pages 17 through 22); and

•                  FOR the amendment to the Company’s Certificate of Incorporation, as amended, to change the Company’s name from Poore Brothers, Inc. to The Inventure Group, Inc. (see page 23).

If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

Votes Required to Approve Each Item

The presence at the Annual Meeting (in person or by proxy) of the holders of at least a majority of the shares outstanding on the record date, March 24, 2006, is necessary to have a quorum allowing us to conduct business at the Annual Meeting. The following votes are required to approve each item of business at the Annual Meeting:

•                  Election of Directors: A plurality of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the election of the directors. Under plurality voting, nominees for Director who receive the greatest number of favorable votes are elected.

•                  Amendment to Certificate of Incorporation: A majority of the shares outstanding and entitled to vote are required to approve the amendment to the Company’s Certificate of Incorporation changing its name.

•                  Other Items: A majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the other proposals and any other items of business that properly come before the Annual Meeting.

Broker “non-votes” occur when a nominee (such as a bank or broker) returns a proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority. Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of Directors or any other proposed matter. Shareholders of record who are present in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meetings, are considered shareholders who are present and entitled to vote and are counted toward the quorum. A properly executed proxy marked “ABSTAIN” with respect to any matter will not be voted. Accordingly, abstentions will have no effect on the outcome of the election of Directors, and will have the same effect as a vote “AGAINST” any other proposed matter.

Annual Meeting Admission

You may attend the Annual Meeting if you are a registered shareholder, a proxy for a registered shareholder, or a beneficial owner of Company common stock with evidence of ownership.

Voting Results

We will include the results of the Annual Meeting in the Company’s next quarterly report filed with the SEC.

* * * * *

PROPOSAL 1 — ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The By-laws of the Company, as amended, provide that the number of Directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of Directors comprising the Board of Directors at five (5).

The Board of Directors has nominated five (5) persons for election as Directors of the Company at the Annual Meeting, each to serve until the 2007 Annual Meeting of Shareholders of the Company or until his successor shall have been duly elected and qualified. All of the nominees are incumbent Directors standing for reelection. All of the nominees have been unanimously approved by the independent Directors. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If, prior to the meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of Directors pursuant to the By-laws of the Company.

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting, is required for the election of Directors. Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted “FOR” the election of the nominees.

The table below sets forth the names and ages of the nominees for Director and, where applicable, the year each first became a Director of the Company.

Name	Age	Year First Became a Director of the Company
Larry Polhill	54	2004
Ashton D. Asensio	61	2006
F. Phillips Giltner, III	57	2003
Mark S. Howells	52	1995
Eric J. Kufel	39	1997

Set forth below for each person nominated to be a Director is a description of all positions held by such person with the Company and the principal occupations of such person during at least the last five years.

Larry R. Polhill.  Mr. Polhill was appointed as a Director of the Company in July 2004 and was appointed Chairman of the Board of Directors on February 14, 2006. Mr. Polhill is President, CEO and Chairman of the Board of Directors of American Pacific Financial Corp. (“APFC”), a San Bernardino, California-based asset management firm with approximately $100 million in assets under management. Mr. Polhill is also Manager of Capital Foods, LLC, a private investment company and a shareholder of the Company. Mr. Polhill has an extensive background in corporate finance and mergers and acquisitions. During his over 25 years of business experience at APFC, he has been involved as an officer, director or financier of a wide diversity of businesses, including companies in the consumer, retail, and food industries.

Ashton D. Asensio.  Mr. Asensio was appointed as a Director of the Company in February 2006. Mr. Asensio has served as a financial and operations consultant since 2003. From 2001 to 2003, Mr. Asensio was General Manager and Chief Financial Officer of Apex Security Group, LLC, managing day-to-day operations. During his career, Mr. Asensio has served several companies as Chief Financial Officer and was an audit manager for KPMG. Mr. Asensio received his Bachelor of Science degree in accounting from Florida Atlantic University and received his Master of Accounting degree from Florida State University.

F. Phillips Giltner, III.  Mr. Giltner has served as a Director since July 2003. Mr. Giltner has been Senior Vice President and Chief Financial Officer of Shamrock Foods Company since May 1991. Since October 2003, Mr. Giltner has also served as the Chairman of the Audit Committee. Previously, Mr. Giltner served in various positions at consumer goods, financial services and public accounting companies.

Mark S. Howells.  Mr. Howells has served as a Director of the Company since March 1995 and as Chairman of the Compensation Committee since May 2003. From March 1995 to August 2004, Mr. Howells served as Chairman of the Board of Directors of the Company. Since May 2000, Mr. Howells has devoted a majority of his time to serving as the President and Chairman of M.S. Howells & Co., a registered securities broker-dealer. From 1987 to May 2000, Mr. Howells served as the President and Chairman of Arizona Securities Group, Inc., a registered securities broker-dealer. For the period from March 1995 to August 1995, Mr. Howells also served as President and Chief Executive Officer of the Company.

Eric J. Kufel.  Mr. Kufel was appointed to the position of Chief Executive Officer and Director of the Company on February 14, 2006, after serving as Interim Chief Executive Officer since December 19, 2005. Mr. Kufel served as Chairman of the Board of Directors from August 2004 until February 13, 2006. He was Chief Executive Officer of Cashflow Technologies, Inc. from August 2004 until August 2005, and served as President, Chief Executive Officer and a Director of the Company from February 1997 until August 2004. From 1993 to 1997, Mr. Kufel held various brand management positions with The Dial Corporation, The Coca Cola Company and The Kellogg Company. Mr. Kufel also has a master’s degree from the Thunderbird School of International Management.

* * * * *

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

* * * * *

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer listed in the Summary Compensation Table set forth in “Executive Compensation” below, and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Shares of Common Stock Beneficially Owned (2)
Larry Polhill 225 W. Hospitality Lane, Suite 201, San Bernardino, CA 92408	2,176,348	(3) (4)	10.8

Ashton D. Asensio  4858 Somerset Drive, Riverside, CA 92507

—

—

F. Phillips Giltner, III 5080 N. 40th Street, Suite 400, Phoenix, AZ 85018

17,000

(3)

0.1

Mark S. Howells  2390 E. Camelback Road, Suite 315, Phoenix, AZ 85016

849,869

(3) (5)

4.2

Eric J. Kufel 3500 S. La Cometa Drive, Goodyear, AZ 85338	210,000	(3)	1.0
James W. Myers 5050 N. 40th Street, Suite 300, Phoenix, AZ 85018	60,000	(3) (6)	0.3
Steven Sklar 3500 S. La Cometa Drive, Goodyear, AZ 85338	35,353		0.2
Thomas F. Tierney 3500 S. La Cometa Drive, Goodyear, AZ 85338	78,333	(3)	0.4

Thomas W. Freeze  3500 S. La Cometa Drive, Goodyear, AZ 85338

229,000

1.1

Richard M. Finkbeiner 3500 S. La Cometa Drive, Goodyear, AZ 85338	40,000		0.2
Glen E. Flook 3500 S. La Cometa Drive, Goodyear, AZ 85338	260,300	(3)	1.3
David Greenberg 3500 S. La Cometa Drive, Goodyear, AZ 85338	—		—
Capital Foods, LLC 7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123	4,332,695	(4)	21.5
Bradley J. Crandall 225 W. Hospitality Lane, Suite 201, San Bernardino, CA 92408	2,166,348	(7)	10.8
Dakota Farms, LLC 7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123	2,166,348	(7)	10.8
Stillwater Capital, LLC 7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123	2,166,348	(7)	10.8
Eagle Rock Capital Management, LLC 551 Fifth Ave., 34th Floor, New York, NY 10176	1,812,753	(8)	9.0
Nader Tavakoli 551 Fifth Ave., 34th Floor, New York, NY 10176	1,868,868	(8)	9.3
Gruber and McBaine Capital Management, LLC 50 Osgood Place, Penthouse, San Francisco, CA 94133	1,163,834	(9)	5.8
Jon D. Gruber 50 Osgood Place, Penthouse, San Francisco, CA 94133	1,287,748	(9)	6.4
J. Patterson McBaine 50 Osgood Place, Penthouse, San Francisco, CA 94133	1,301,184	(9)	6.5
Eric B. Swergold 50 Osgood Place, Penthouse, San Francisco, CA 94133	1,163,834	(9)	5.8
Heartland Advisors, Inc. 789 N. Water Street, Milwaukee, WI 53202	2,025,300	(10)	10.1
William J. Nasgovitz 789 N. Water Street, Milwaukee, WI 53202	2,025,300	(10)	10.1
All executive officers and directors as a group (12 persons)	3,956,203	(11)	19.4

(1)          Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)          Shares that an individual or group has a right to acquire within 60 days of the Record Date pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table. On the Record Date, the date as of which these percentages are calculated, there were 20,115,413 shares of Common Stock issued and outstanding.

(3)          Includes shares issuable to the indicated person upon the exercise of stock options that are exercisable within 60 days of the Record Date as follows: Mr. Polhill – 10,000; Mr. Giltner – 15,000; Mr. Howells – 40,000 (10,000 of which were granted outside of the Company’s stock option plan); Mr. Kufel – 5,000; Mr. Myers – 30,000; Mr. Flook – 100,000; and Mr. Tierney – 78,333 (33,333 of which were granted outside of the Company’s stock option plan). Excludes shares issuable to the indicated person upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date as follows: Mr. Polhill – 5,000; Mr. Giltner – 5,000; Mr. Howells – 5,000; Mr. Kufel – 5,000; Mr. Myers – 5,000; Mr. Flook – 35,000; and Mr. Tierney – 24,167 (4,167 of which were granted outside of the Company’s stock option plan).

(4)          According to Schedule 13G filed by the holder with the Securities and Exchange Commission (the “SEC”) on February 13, 2006, disclosing shared voting and dispositive power with respect to 2,166,348 shares for Mr. Polhill and 4,332,695 shares for Capital Foods, LLC. Capital Foods is 50% owned by Mr. Polhill. All of the shares beneficially owned by Mr. Polhill are registered in the name of Capital Foods. Consequently, the shares beneficially owned by Mr. Polhill represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Capital Foods.

(5)          Includes indirect ownership of 14,000 shares owned by the M.S. Howells Foundation, of which Mr. Howells is the controlling person, and 10,000 shares owned by Audesi Partners, LP, of which Mr. Howells is the General Partner.

(6)          Mr. Myers has served as a Director of the Company since January 1999. Mr. Myers has elected to not stand for reelection at the 2006 Annual Meeting of Shareholders.

(7)          According to Schedule 13G filed by the holder with the SEC on February 13, 2006, disclosing shared voting and dispositive power with respect to 2,166,348 shares. All of the shares beneficially owned by Mr. Crandall, by Dakota Farms, LLC and by Stillwater Capital, LLC are registered in the name of Capital Foods, LLC (see (4) above). Consequently, the shares beneficially owned by these parties represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Capital Foods.

(8)          According to Schedule 13G filed by the holder with the SEC on February 14, 2006, disclosing sole voting and dispositive power with respect to 1,812,753 shares for Eagle Rock Capital Management, LLC and 1,868,868 shares for Mr. Tavakoli. The shares beneficially owned by Eagle Rock represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Mr. Tavakoli.

(9)          According to Schedule 13G filed by the holder with the SEC on February 3, 2006, disclosing shared voting and dispositive power with respect to 1,163,834 shares for Gruber and McBaine Capital Management, LLC and for Mr. Swergold; sole voting and dispositive power with respect to 123,914 shares and shared voting and dispositive power with respect to 1,163,834 shares for Mr. Gruber; and sole voting and dispositive power with respect to 137,350 shares and shared voting and dispositive power with respect to 1,163,834 shares for Mr. McBaine. The shares beneficially owned by Gruber and McBaine Capital Management represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Messrs. Gruber, McBaine and Swergold.

(10)    According to Schedule 13G filed by the holder with the Securities and Exchange Commission on January 10, 2006, disclosing shared voting and dispositive power with respect to 2,025,300 shares. The shares beneficially owned by Mr. Nasgovitz represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Heartland Advisors, Inc.

(11)    Includes 278,333 shares issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date (43,333 of which were granted outside of the Company’s stock option plan). Excludes 84,167 shares issuable upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date (4,167 of which were granted outside of the Company’s stock option plan).

PERFORMANCE GRAPH

Included below is a line graph and a table comparing the yearly percentage change in the cumulative total shareholder return on the Company’s Common Stock against the cumulative total return of The Nasdaq Stock Market (U.S. Companies) Index and the Company’s Peer Group for the period commencing December 31, 2000 and ending December 31, 2005 covering the Company’s five fiscal years ended December 31, 2001, December 28, 2002, December 27, 2003, December 25, 2004 and December 31, 2005.

The Company has selected a Peer Group consisting of the four publicly traded companies named below, which are in the snack food industry. Virtually all of the Company’s direct competitors and peers are privately held companies or subsidiaries or divisions of larger publicly held companies so that the available members of the Peer Group are limited.

Date	Poore Brothers, Inc. (“SNAK”)	NASDAQ Stock Market	Peer Group
December 31, 2000	$ 100.00	$ 100.00	$ 100.00
December 31, 2001	93.01	79.37	134.47
December 28, 2002	91.18	54.88	160.91
December 27, 2003	126.12	82.05	185.70
December 25, 2004	129.84	89.22	240.97
December 31, 2005	104.91	91.11	194.80

This graph and table assumes that $100 was invested on December 31, 2000 in the Company’s Common Stock, in The Nasdaq Stock Market (U.S. Companies) Index and in the Peer Group, which consists of Lance, Inc., Ralcorp Holdings, Inc., Golden Enterprises, Inc. and J&J Snack Foods Corp., and that dividends were reinvested.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board of Directors and through its standing committees. The Board of Directors has determined that all non-management Directors are independent, with the exception of Mr. Polhill, within the meaning of currently applicable rules of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the Nasdaq listing standards. Mr. Polhill owns 50% of Capital Foods, LLC, and through his holdings in Capital Foods is the beneficial owner of 2,166,348 shares, or 10.8%, of our outstanding Common Stock.

As of the date of this Proxy Statement, two committees have been established, an Audit Committee and a Compensation Committee. The Board of Directors does not currently utilize a formal Nominating Committee or committee performing similar functions and therefore does not have a Nominating Committee charter. Instead, a majority of independent Directors identifies and recommends persons to be nominees for positions on the Board of Directors at each Annual Shareholders’ Meeting and to fill vacancies on the Board between annual meetings. Board candidates, including Directors up for reelection, are considered based upon various criteria, such as broad-based business and professional skills and experiences, understanding of the Company’s business and markets, concern for long-term interests of the shareholders, personal integrity, freedom from conflicts of interest, sound business judgment, and time available to devote to board activities. The Board of Directors has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Board may identify certain skills or attributes as being particularly desirable to help meet specific Board needs that have arisen. In identifying potential candidates, the independent Directors may rely on suggestions and recommendations from the Board, management and others, and may also retain search firms for assistance. Current Directors whose terms are expiring and their past performance on the Board and its committees will be considered first using the criteria set forth above. The Board of Directors believes that this process is as effective in nominating qualified Director candidates as a more formal process instituted by a separate committee under a separate charter would be. Because it also believes that its independent Directors are in the best position to locate qualified candidates, the Board of Directors does not currently have a policy with regard to the consideration of any Director candidates recommended by shareholders.

During the fiscal year ended December 31, 2005, the Board of Directors met ten times and took actions on four other occasions by unanimous written consent. During such period, there were seven meetings of the Audit Committee and two meetings of the Compensation Committee. The Audit Committee took actions on one other occasion during the fiscal year by unanimous written consent, and the Compensation Committee took action on four additional occasions during such period by unanimous written consent. During the fiscal year ended December 31, 2005, each Director attended at least 75% of the Board of Directors meetings and meetings of any committees on which he served. It is the Company’s policy to encourage that the Directors standing for election at the Annual Meeting attend the Annual Meeting. All Directors standing for election at the 2005 Annual Shareholders’ Meeting attended the 2005 Annual Shareholders’ Meeting.

Non-management Directors generally meet in executive session at each regularly scheduled Board meeting without any members of management being present. In lieu of a regularly presiding Director, these sessions are presided over by the Chairman of the Board. It is contemplated that at least twice each year, in conjunction with regularly scheduled Board meetings, the Board will hold an executive session at which only those Directors who are “independent” within the meaning of currently applicable rules of the Exchange Act and the Nasdaq listing standards are present.

Shareholder Communications with Directors

Shareholders who wish to communicate with the Board of Directors, the non-management Directors or an individual Director may do so by sending a letter to the Secretary of the Company at 3500 South La Cometa Drive, Goodyear, Arizona 85338. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.”  The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Secretary will make copies of all such letters and circulate them to the appropriate Director or Directors.

Audit Committee

The Audit Committee has the responsibility to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the qualification and independence of the Company’s independent auditors, and the performance of the independent auditors. Management has primary responsibility for the Company’s financial statements, reporting process and internal controls, and the Company’s independent auditors are responsible for auditing the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion as to whether the Company’s financial statements are, in all material respects, presented fairly in conformity with such principles. The Committee oversees the Company’s financial reporting process, hires and sets the compensation of the Company’s independent auditors, pre-approves all audit and non-audit engagements of the Company’s independent auditors and related party transactions, reviews reports from the Company’s independent auditors and the Company’s financial statements, monitors and informs the Board of the Company’s accounting policies and internal controls, reviews the scope of the audit, and monitors the quality and objectivity of the Company’s financial statements and the independence of the Company’s independent auditors. In addition, pursuant to its Charter, the Committee performs an annual evaluation of the adequacy of the Audit Committee’s Charter. The Audit Committee is currently comprised of three members of the Board of Directors, Messrs. Asensio, Giltner and Howells. The Chairman of the Audit Committee is Mr. Giltner. The Audit Committee was established on October 22, 1996.

Report of the Audit Committee

The Company’s Audit Committee consists of three directors, each of whom the Board of Directors has determined to be “independent” within the meaning of currently applicable rules of the Securities Exchange Act of 1934 (“Exchange Act”) and Nasdaq listing standards for audit committee members and to comply with the financial knowledge requirements of Nasdaq listing standards. In addition, the Board of Directors has determined that F. Phillips Giltner, III is an Audit Committee “financial expert” within the meaning of currently applicable rules of the Exchange Act and complies with the professional experience requirements of the Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.poorebrothers.com under the “Investors- Governance” captions.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2005 with management of the Company and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61, “Communications with Audit Committees.”  The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

F. Phillips Giltner, III, Chairman

Ashton D. Asensio

Mark S. Howells

Compensation of Directors

In August 2005, the Company granted options to purchase 5,000 shares of Common Stock to each person who was elected to the Board of Directors at the 2005 Annual Meeting of Shareholders (other than Mr. Freeze). Such options have an exercise price of $5.00 per share, are exercisable on the date of the 2006 Annual Meeting of Shareholders and have a term of five years. The Company plans to continue to grant stock options in the amount of 5,000 options per year to each continuing non-employee Director and 5,000 options to each newly appointed Director.

Each independent Director is paid an annual retainer of $4,000. Additionally, the Chairman of the Board of Directors receives an annual retainer of $15,000, the Chairman of the Audit Committee receives an annual retainer of $15,000 and the Chairman of the Compensation Committee receives an annual retainer of $3,000. During 2005, for each quarterly Board meeting, attendees were compensated $2,500, or $500 if they participated telephonically. For Audit Committee meetings attendees were compensated $2,000, or $500 if they participated telephonically. For Compensation Committee meetings attendees were compensated $1,000, or $500 if they participated telephonically.

Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and for other expenses incurred in their capacity as Directors.

Compensation Committee

The Company’s Compensation Committee is currently comprised of two members of the Board of Directors, Messrs. Howells and Myers. The Chairman of the Compensation Committee is Mr. Howells. The Board has determined that each of the Committee members is an outside Director within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, a non-employee Director under Rule 16b-3 under the Exchange Act, and “independent” within the meaning of currently applicable rules of the Exchange Act and Nasdaq listing standards. None of the members of the Committee are former officers or employees of the Company, except for Mr. Howells who resigned as President and Chief Executive Officer in August 1995. The Compensation Committee evaluates the performance and reviews and approves the compensation of executive officers, including the chief executive officer, of the Company. The Compensation Committee was established on June 12, 1997.

Report of the Compensation Committee on Executive Compensation

General Executive Compensation Policy

The Company’s executive compensation policy is designed (i) to attract to the Company qualified individuals who have the potential as executive officers to contribute to the long-term growth and success of the Company and thereby enhance shareholder value, (ii) to motivate such executive officers to perform at the highest of professional levels so as to maximize their contribution to the Company, and (iii) to retain such executive officers in the employ of the Company. Accordingly, the Company’s executive compensation policy is intended to offer the Company’s executive officers competitive compensation opportunities that are tied to their contribution to the growth and success of the Company and their personal performance. Each executive officer’s compensation package is comprised of three major elements: (i) base salary, which reflects individual performance and is generally set at market levels in the industry; (ii) a discretionary annual cash incentive bonus, which provides an incentive to help the Company achieve its financial objectives; and (iii) periodic equity (usually stock option) grants, which strengthen the mutuality of interests between the executive officers and the Company’s shareholders.

As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary, and industry salary information. Year-to-year adjustments to each executive officer’s base salary are based upon personal performance for the year, changes in the general level of salaries of persons in comparable positions within the industry, and the average merit salary increase for such year for all employees of the Company, as well as other factors the Compensation Committee judges to be pertinent during an assessment period. The annual cash incentive bonus for each executive officer is based on a percentage of base salary and satisfaction of certain financial targets set by the Compensation Committee and is awarded on a discretionary basis. In making base salary and cash incentive bonus decisions, the Compensation Committee exercises its judgment to determine the appropriate weight to be given to each of the above-listed factors. Stock options provide the Company’s executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s Common Stock. Stock option grants are intended to directly motivate an executive to maximize long-term shareholder value. In general, stock options granted to executive officers utilize three-year vesting periods that are intended to encourage executive officers to continue in the employ of the Company. Each executive officer also receives certain additional non-cash and non-stock benefits.

Implementation of Executive Compensation Policy

The following describes the manner in which the Company’s executive compensation policy was implemented with respect to the fiscal year ended December 31, 2005. Also summarized below are some of the more important factors that were considered in establishing each executive officer’s compensation package for the 2005 fiscal year. Additional factors were also taken into account, and the Compensation Committee may, in its discretion, apply entirely different factors (particularly, different measures of performance) in setting executive compensation for future fiscal years, but it is expected that all compensation decisions will be designed to further the general executive compensation policy set forth above.

Each year, the Chief Executive Officer recommends to the Compensation Committee new base salary levels, annual incentive bonus levels as a percentage of base salary, and stock option grants for the Company’s executive officers other than the Chief Executive Officer. In formulating such recommendations, the Chief Executive Officer considers industry, peer group and national surveys of compensation, as well as the past and expected future contributions of the individual executive officers. The Compensation Committee then reviews the Chief Executive Officer’s recommendations in light of its assessment of each officer’s past performance and its expectation as to future contributions, and arrives at new compensation levels for each of the executive officers, including the Chief Executive Officer.

Chief Executive Officer Compensation

In setting the compensation payable to Mr. Freeze (who was the Chief Executive Officer from December 26, 2004 through December 19, 2005) and Mr. Kufel (who was the Interim Chief Executive Officer from December 19, 2005 through December 31, 2005), the Compensation Committee generally sets base salary at market levels in the industry, while at the same time providing incentive and stock option compensation opportunities based on the Company’s performance. Base salary for Messrs. Kufel and Freeze for the fiscal year ended December 31, 2005 was established based upon the Compensation Committee’s evaluation of the Company’s performance and each executive’s personal performance, as well as the Company’s objective of improving the competitiveness of each such executive’s salary as compared to salaries being paid to similarly situated chief executive officers.

Mr. Kufel’s base salary of $395,000 was established by the Compensation Committee upon his appointment as the Company’s Chief Executive Officer effective February 14, 2006. Mr. Kufel may also earn a discretionary incentive bonus, subject to the Company’s achieving a target profit performance for fiscal 2006. Mr. Kufel’s employment agreement further provides that within six months of February 14, 2006, Mr. Kufel and the Company will agree to a grant of restricted stock and/or stock options on terms and conditions to be negotiated.

Base salary for Mr. Freeze for the fiscal year ended December 31, 2005, was established based upon the Compensation Committee’s evaluation of the Company’s performance and upon Mr. Freeze’s personal performance.  Accordingly, the Compensation Committee approved an increase in Mr. Freeze’s base salary to $300,000 effective January 2, 2005.  The Committee also approved an annual target incentive bonus for Mr. Freeze of up to 40% of base salary, subject to the Company’s achieving certain goals, including target profit performance for fiscal 2005.  The Company did not achieve its targeted goals for fiscal 2005, and as such, Mr. Freeze was not awarded an incentive bonus for fiscal 2005.

During fiscal 2005, all grants of stock options by the Company to its Directors, including Mr. Kufel, were made pursuant to the Company’s Stock Option Plan. There were no grants of stock options by the Company to any of its executive officers during fiscal 2005.

Submitted by the Compensation Committee of the Board of Directors,

Mark S. Howells, Chairman

James W. Myers

Compensation Committee Interlocks and Insider Participation

Mark S. Howells, the current Chairman of the Compensation Committee, was formerly Chairman of the Board from March 1995 to August 2004, President and Chief Executive Officer of the Company from March 1995 to August 1995.

EXECUTIVE OFFICERS

The Board of Directors appoints the Company’s executive officers. Certain information concerning the Company’s executive officers is set forth below, except that information concerning Mr. Kufel, the Company’s Chief Executive Officer, is set forth above under “Proposal 1—Election of Directors.”

Terry E. McDaniel, age 49, has served as Chief Operating Officer since April 17, 2006. Since 2003 Mr. McDaniel has been President/CEO and Board Member of MSLI Worksite Benefits, a company that markets voluntary benefits through the worksite to Fortune 1000 companies.  From 1998 to 2003, Mr. McDaniel served as President/CEO and Board Member of Wise Foods, Inc., an approximately $400 million snack food manufacturer and distributor.  Prior to 1998 Mr. McDaniel served as Vice President of Sales and Marketing for Wise Foods, Inc., and as Vice President of Sales for Haagen-Dazs Company, Inc., where he led all direct store delivery operations and trade marketing.  Prior to these leadership positions, he held sales leadership positions for companies such as the Nestle Corporation, Tropicana Products, Inc. and Unilever.

Steven Sklar, age 42, has served as Senior Vice President – Marketing since August 2005. From 2002 to July 2005, Mr. Sklar served as Director of Marketing of Au Bon Pain. From 2001 to 2002, he served as Director of Marketing for Legal Seafoods. From 1998 until 2001, he was co-founder and owner of Gourmet Food Marketing, a snack and appetizer food marketer. Mr. Sklar also spent over 10 years as the Vice President – Marketing for Marie Callender’s Retail Foods.

Thomas F. Tierney, age 41, served as Senior Vice President – Sales from October 2004 to April 17, 2006.  Mr. Tierney served as Vice President – Grocery/DSD Sales from November 2001 to October 2004.  Mr. Tierney previously worked from August 2000 to October 2001 at Sunbeam Corporation as Senior Director of National Sales for the Health & Safety business unit. For 14 years prior to joining Sunbeam, Mr. Tierney held a number of increasingly responsible positions at The Dial Corporation including Director of Sales, Director of Trade Marketing, Director of Drug Channel Sales, Regional Business Development Manager, and Southeast Region Manager.

Thomas W. Freeze, age 54, served as President and Chief Executive Officer from August 2004 to December 19, 2005, as Senior Vice President from May 2000 to August 2004, as a Director from October 1999 until December 19, 2005, as Chief Financial Officer, Secretary and Treasurer from April 1997 to August 2004 and as Vice President from April 1997 to May 2000.

Richard M. Finkbeiner, age 59, served as Chief Financial Officer, Secretary and Treasurer from December 2004 until December 14, 2005. From 2002 to 2004, Mr. Finkbeiner was the Senior Vice President and Chief Financial Officer for Concord Camera Corp. From 2000 to 2002, he was the Executive Vice President and Chief Financial Officer for LeapFrog, and was Corporate Vice President and Chief Financial Officer of Menasha Corporation from 1998 to 2000.

Glen E. Flook, age 46, served as Executive Vice President – Innovation from March 2005 until March 31, 2006. He served as Senior Vice President – Operations from May 2000 to March 2005 and as Vice President – Manufacturing from March 1997 to May 2000.

David S. Greenberg, age 41, served as Senior Vice President – Marketing from July 2004 until March 2, 2005. From 1996 to July 2004, he was Director of Marketing at Wendy’s International.

Employment Agreements

Mr. Sklar is employed under an “at will” employment agreement which provides that his annual salary is subject to increases at the discretion of the Company’s Board of Directors.  Provided that Mr. Sklar continues to comply with his obligations under his employment agreement, including his agreement not to compete with the Company’s business for 12 months following termination, his employment agreement generally provides the following: (a) a severance allowance if he is terminated by the Company without cause that consists of a continuation of salary and car allowance for nine months, up to $10,000 for outplacement services and a pro rata portion of any amounts payable under any bonus plan or (b) a change of control payment if there occurs both a change of control (as defined in the agreements) of the Company and good reason (termination of executive by the Company without cause and other reasons set forth in the agreement) that consists of a lump sum payment equal to 200% of base salary, 12 months of car allowance and a pro rata portion of any amounts payable under any bonus plan for all executives.  The stock option agreement between Mr. Sklar and the Company provides for immediate vesting of all options upon the occurrence of a change of control.

The Company has entered into an executive employment agreement with Mr. Kufel dated as of February 14, 2006, employing him as Chief Executive Officer. This employment agreement supersedes Mr. Kufel’s prior employment agreement with the Company dated as of December 14, 2005, which was entered into when Mr. Kufel was appointed as the Company’s Interim Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Kufel is an “at will” employee and will receive an annual base salary of $395,000 and, to the extent eligible thereunder, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays. Mr. Kufel will also be eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company. Mr. Kufel may be eligible for bonuses as determined by the Compensation Committee. The employment agreement further provides that within six months of February 14, 2006, Mr. Kufel and the Company will agree to a grant of restricted stock and/or stock options on terms and conditions to be negotiated. Mr. Kufel’s employment agreement may be terminated by the Company upon written notice, and Mr. Kufel may terminate the employment agreement by submitting his written resignation to the Company, such resignation to become effective on the date the Company accepts it or one month following its submission. Provided that Mr. Kufel continues to comply with his obligations under his employment agreement, including his agreement not to compete with the Company’s business for 12 months following termination, his employment agreement generally provides the following: (a) a severance allowance if the executive is terminated by the Company without cause that consists of a continuation of salary and car allowance for a period of two months during his first year of employment, increasing to four months after February 14, 2007 and to six months after February 14, 2008; up to $10,000 for outplacement services; and a pro rata portion of any amounts payable under any bonus plan or (b) a change of control payment if there occurs both a change of control (as defined in the employment agreement) of the Company and good reason (termination of executive by the Company without cause and other reasons set forth in the Employment Agreement) that consists of a lump sum payment equal to 200% of base salary, 12 months of car allowance, up to $10,000 for outplacement services and a pro rata portion of any amounts payable under any bonus plan.

The Company has entered into an executive employment agreement with Mr. McDaniel dated as of April 17, 2006, employing him as Chief Operating Officer.  Pursuant to the terms of his employment agreement, Mr. McDaniel is an “at will” employee.  Under the terms of his employment agreement, Mr. McDaniel will receive an annual base salary of $325,000, a $60,000 relocation allowance, eligibility for bonuses as determined by the Board (or its Compensation Committee) in its discretion, options to purchase 100,000 shares of common stock within thirty (30) days after the effective date of the employment agreement, April 17, 2006, an auto allowance of $850 per month, and, to the extent eligible thereunder, he will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. McDaniel will also be eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

The Employment Agreement may be terminated by the Company upon written notice, and Mr. McDaniel may terminate the Employment Agreement by submitting his written resignation to the Company, such resignation to become effective on the date the Company accepts it or one month following its submission.  In the event Mr. McDaniel’s employment is terminated for disability, cause, or by his resignation, Mr. McDaniel will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. McDaniel’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the six-month period following his termination and up to $9,000 for outplacement services with an outplacement firm of his choosing.  In the event of a change in control (as defined in the employment agreement), if Mr. McDaniel’s employment is terminated by his resignation within twelve months following such change in control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in the employment agreement, within specified time periods before or after a change in control, he shall be entitled to receive a lump sum amount equal to his then current annual base salary.

Prior to their termination dates, Messrs. Freeze, Finkbeiner, Greenberg, Flook and Tierney were employed under “at will” employment agreements which provided that their annual salary was subject to increases at the discretion of the Company’s Board of Directors. Provided that the executive continued to comply with his obligations under his employment agreement, including his agreement not to compete with the Company’s business for 12 months following termination, his employment agreement generally provided the following: (a) a severance allowance if the executive is terminated by the Company without cause that consists of a continuation of salary and car allowance for 12 months, nine months and nine months, respectively for Messrs. Freeze, Finkbeiner, and Greenberg, and six months for Messrs. Flook and Tierney, up to $10,000 for outplacement services and a pro rata portion of any amounts payable under any bonus plan or (b) a change of control payment if there occurs both a change of control (as defined in the agreements) of the Company and good reason (termination of executive by the Company without cause and other reasons set forth in the agreements) that consists of a lump sum payment equal to 200% of base salary, 12 months of car allowance and a pro rata portion of any amounts payable under any bonus plan for all five executives. The stock option agreements between these executives and the Company provided for immediate vesting of all options upon the occurrence of a change of control.

Upon termination of their employment, each of Messrs. Freeze, Finkbeiner and Tierney entered into letter agreements with the Company amending the severance benefits provided for in their employment agreements.

Mr. Freeze and the Company entered into a letter agreement dated as of December 16, 2005, providing that the Company will: (i) continue to pay Mr. Freeze’s existing base salary of $25,000.00 per month for a period of 12 months on the Company’s regular paydays; (ii) over the next 12 months, pay up to $10,000.00 for outplacement services with an outplacement firm of Mr. Freeze’s choice; (iii)  regarding Mr. Freeze’s car allowance, pay Mr. Freeze  $5,600.00 on or about July 1, 2006, and pay him $800.00 per month for the months of August through December, 2006; and (iv) pay Mr. Freeze the sum of $15,000.00 for 104 hours of unused vacation and sick leave.

Mr. Finkbeiner and the Company entered into a letter agreement dated as of December 16, 2005, providing that the Company will: (i) continue to pay Mr. Finkbeiner’s existing base salary of $18,750.00 per month for a period of 9 months on the Company’s regular paydays; (ii) pay Mr. Finkbeiner $10,000.00 for outplacement services; (iii) regarding Mr. Finkbeiner’s car allowance, pay Mr. Finkbeiner  $4,550.00 on or about July 1, 2006, and pay him $650.00 per month for the months of August and September, 2006; and (iv) pay Mr. Finkbeiner the sum of $15,576.92 for 144 hours of unused vacation and sick leave.

Mr. Tierney and the Company entered into a letter agreement dated as of April 20, 2006, providing that, until the earlier of six months after the date of the agreement or until Mr. Tierney begins working for another employer (the “Termination Date”), the Company will: (i) continue to pay Mr. Tierney’s existing base salary of $14,583.33 per month on the Company’s regular paydays; (ii) continue to accrue Mr. Tierney’s vacation and sick pay benefits at their current levels, with any accrued vacation balance as of the Termination Date to be paid to Mr. Tierney within 30 days after the Termination Date; (iii) continue to provide Mr. Tierney with the same health insurance benefits he was receiving under his original employment agreement (subject to any changes to the plan that are applicable to all Company employees); and (iv) continue to pay Mr. Tierney’s existing car allowance of $650 per month. In addition, the Company agreed to keep active Mr. Tierney’s cellular telephone for a period of 30 days from the date of the agreement. Mr. Tierney will continue as a sales consultant to the Company until the Termination Date. Mr. Tierney also remains eligible for a discretionary bonus based on his and the Company’s performance in the first quarter of 2006, but whether any such bonus will be paid and the amount of any such bonus are within the sole discretion of the Company. Within 10 days after the execution of this letter agreement, the Company will pay Mr. Tierney $10,000.00.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years, as applicable, to the Company’s Chief Executive Officer and those other executive officers of the Company whose salary and bonuses, if any, exceeded $100,000 for the Company’s fiscal year ended December 31, 2005 (collectively, the “Named Executive Officers”).

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary ($ )		Bonus ($ )		Other Annual Compensation ($ ) (11)	Restricted Stock Award(s) ($ )		Securities Under- lying Options (#)		All Other Compensation ($ )
Thomas W. Freeze, President, Chief Executive	2005	314,462	(8)	—		—	—		—		—
Officer and Director (until 12/19/05) (1)	2004	237,582		30,000		—	—		75,000	(1)	—
	2003	190,625		16,680		—	—		40,000	(1)	—
Eric J. Kufel, Chief Executive Officer and	2005	—		—		—	—		5,000		28,750	(13)
Director (from 12/19/05) (2)	2004	211,073		—		—	—		5,000		—
	2003	288,322		36,040		—	—		80,000	(2)	—
Richard M. Finkbeiner, Chief Financial Officer ,	2005	240,962	(8)	—		—	—		—		116,000	(14)
Secretary and Treasurer (until 12/14/05) (3)	2004	8,654		—		—	—		175,000	(3)	—
	2003	—		—		—	—		—		—
Glen E. Flook, Executive Vice President –	2005	198,929		—		—	—		—		—
Innovation (until 3/31/06) (4)	2004	178,255		18,000		—	—		40,000	(4)	—
	2003	172,125		15,061		—	—		25,000	(4)	—
David S. Greenberg, Senior Vice President –	2005	196,988	(8)	—		—	—		—		10,000	(15)
Marketing (until 3/2/05) (5)	2004	89,231		27,000	(9)	—	—		150,000	(5)	62,000	(16)
	2003	—		—		—	—		—		—
Steven Sklar, Senior Vice President –	2005	77,691		20,000	(10)	—	175,000	(12)	—		75,000	(17)
Marketing (from 8/1/05) (6)	2004	—		—		—	—		—		—
	2003	—		—		—	—		—		—
Thomas F. Tierney, Senior Vice President –	2005	179,552		—		—	—		—		—
Sales (7)	2004	163,944		14,000		—	—		30,000		—
	2003	151,763		7,588		—	—		12,500		—

(1)          Mr. Freeze served as President and Chief Executive Officer from August 2004 to December 19, 2005, as Senior Vice President from May 2000 to August 2004, as a Director from October 1999 until December 19, 2005, as Chief Financial Officer, Secretary and Treasurer from April 1997 to August 2004 and as Vice President from April 1997 to May 2000. All of Mr. Freeze’s unvested stock options were forfeited at the time of his termination of employment. Any vested options remained exercisable for a period of 60 days following his termination date, but are no longer exercisable.

(2)          Mr. Kufel has served as Chief Executive Officer since February 14, 2006. From December 19, 2005 until February 13, 2006, he served as Interim Chief Executive Officer. He served as President and Chief Executive Officer from February 1997 to August 2004, as a Director since February 1997 and as Chairman of the Board from August 2004 until February 13, 2006. All of Mr. Kufel’s unvested stock options were forfeited at the time of his resignation as President and Chief Executive Officer in August 2004. Any vested options remained exercisable for a period of 60 days following his termination date, but are no longer exercisable.

(3)          Mr. Finkbeiner served as Chief Financial Officer, Secretary and Treasurer from December 2004 until December 14, 2005. All of Mr. Finkbeiner’s unvested stock options were forfeited at the time of his termination of employment. Any vested options remained exerciseable for a period of 60 days following his termination date, but are no longer exerciseable.

(4)          Mr. Flook served as Executive Vice President – Innovation from March 2005 until March 31, 2006. He served as Senior Vice President – Operations from May 2000 to March 2005 and as Vice President – Manufacturing from March 1997 to May 2000. All of Mr. Flook’s unvested stock options were forfeited at the time of his termination of employment, and any vested options will remain exercisable for a period of 60 days following his termination date.

(5)          Mr. Greenberg served as Senior Vice President – Marketing from July 2004 until March 2, 2005. Mr. Greenberg’s stock options were not vested at the time of his termination of employment and, accordingly, were forfeited.

(6)          Mr. Sklar has served as Senior Vice President – Marketing since August 1, 2005.

(7)          Mr. Tierney served as Senior Vice President – Sales from October 2004 to April 17, 2006.  He served as Vice President – Grocery/DSD Sales from November 2001 to October 2004.

(8)          Includes payment made for accrued vacation earned at the time of termination of employment.

(9)          Includes payments made to Mr. Greenberg in the forms of a $20,000 signing bonus and a $7,000 performance bonus.

(10)    Represents payment made to Mr. Sklar in the form of a $20,000 signing bonus.

(11)    In accordance with SEC rules, perquisites and personal benefits have been omitted when such compensation does not exceed the lesser of $50,000 or 10% of the Named Executive Officer’s salary and bonus for that year.

(12)    On August 1, 2005, the Company issued to Mr. Sklar 35,353 shares of restricted stock under the 2005 Equity Incentive Plan, subject to vesting in equal annual installments over three years. The restricted stock was initially valued at $175,000, which represents the fair market value of the Common Stock on the date of grant multiplied by the number of shares granted. The Company has never declared or paid any dividends on the shares of Common Stock. Management intends to retain any future earnings for the operation and expansion of the Company’s business and does not anticipate paying any dividends at any time in the foreseeable future. At December 31, 2005, Mr. Sklar’s 35,353 shares of restricted stock had a fair value of approximately $100,000. These shares represent the only shares of restricted stock outstanding as of such date.

(13)    Represents director fees paid to Mr. Kufel in his capacity as Chairman of the Board during 2005.

(14)    Represents payments made to Mr. Finkbeiner in connection with a $10,000 payment for outplacement services under the terms of his termination and severance agreement and $106,000 for his relocation to Arizona upon obtaining employment with the Company.

(15)    Represents payment made to Mr. Greenberg for outplacement services under the terms of his termination and severance agreement.

(16)    Represents payment for Mr. Greenberg’s relocation expenses upon obtaining employment with the Company.

(17)    Represents payment for Mr. Sklar’s relocation expenses upon obtaining employment with the Company.

Option Grants in Last Fiscal Year

There were no stock option grants during the 2005 fiscal year to any of the Named Executive Officers. On August 1, 2005, the Company issued to Mr. Sklar 35,353 shares of restricted stock under the 2005 Equity Incentive Plan, subject to vesting in equal annual installments over three years. The restricted stock was valued at $175,000, which represents the fair market value of the Common Stock on the date of grant multiplied by the number of shares granted. These shares represent the only shares of restricted stock outstanding as of December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

The following table sets forth information concerning the number and value of unexercised stock options at December 31, 2005 held by the Named Executive Officers. None of such persons held any SARs at December 31, 2005 or exercised any SARs during 2005.

	Number of Shares Received Upon	Aggregate Value Realized Upon	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2005 (#)			Value of Unexercised In-the- Money Options at December 31, 2005 ($ ) (1)
Name	Exercise (#)	Exercise ($ )	Exercisable		Unexercisable	Exercisable	Unexercisable
Thomas W. Freeze	—	—	121,667	(2)	—	8,000	—
Eric J. Kufel	—	—	5,000		5,000	1,600	—
Richard M. Finkbeiner	—	—	58,333	(2)	—	—	—
Glen E. Flook	—	—	100,000		35,000	4,267	8,533
David S. Greenberg	—	—	—		—	—	—
Steven Sklar	—	—	—		—	—	—
Thomas F. Tierney	—	—	78,333		24,167	3,200	6,400

(1)          Value is the difference between the market value of the Company’s Common Stock on December 31, 2005, which was $2.82 per share (based upon the last sales price of the Common Stock on the Nasdaq SmallCap Market (“Nasdaq”)), and the exercise price.

(2)          Unexercised stock options for Mr. Freeze and Mr. Finkbeiner expired 60 days from their respective dates of termination.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2005 with respect to compensation plans under which shares of Common Stock of the Company are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	783,333	$ 3.04	540,665

Equity Compensation Plans not Approved by Shareholders (1)	142,500	$ 3.38	—

Total	925,833	$ 3.09	540,665

(1) Consists of the three Plans described below in “Equity Compensation Plans not Approved by Shareholders.”

Equity Incentive Plan Approved by Shareholders

As of December 31, 2005, the only compensation plan of the Company approved by the shareholders is the Poore Brothers, Inc. 2005 Equity Incentive Plan (the “Plan”), pursuant to which (a) 410,958 shares of Common Stock (the number of shares of Common Stock reserved under the Company’s 1995 Stock Option Plan (the “Prior Plan”)) and (b) the number of shares of Common Stock that prior to issuance are released from, or reacquired by the Company pursuant to, the terms of awards outstanding under the Prior Plan, have been authorized for issuance.

Equity Compensation Plans not Approved by Shareholders

The Company has granted non-qualified stock options which do not fall under the Prior Plan or the Plan approved by the Company’s shareholders (“Non-Plan Options”).  Plan “A” consists of Non-Plan Options granted from August 1, 1995 to October 22, 1996 to two grantees to purchase an aggregate of 20,000 shares of Common Stock, with an average exercise price of $3.50 per share, immediate vesting and that expire ten years from the date of grant, including options to purchase 10,000 shares granted to Mr. Howells with an exercise price of $3.50.  Plan “B” consists of Non-Plan Options granted from August 27, 2001 to November 5, 2001 to two grantees to purchase an aggregate of 50,000 shares of Common Stock, with an average exercise price of $3.02 per share, three year vesting and that expire five years from the date of grant, including options to purchase 25,000 shares granted to Mr. Tierney with an exercise price of $2.95.  Plan “C” consists of Non-Plan Options granted June 11, 2003 to seven grantees to purchase an aggregate of 72,500 shares of Common Stock, with an exercise price of $3.60 per share, three year vesting and that expire five years from the date of the grant, including options to purchase 12,500 shares granted to Mr. Tierney.  As of March 24, 2006, Non-Plan Options to purchase a total of 142,500 shares of Common Stock were outstanding, with an average exercise price of $3.38 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The land and building (140,000 square feet) occupied by the Company in Bluffton, Indiana is leased pursuant to a twenty-year lease dated May 1, 1998 with American Pacific Financial Corporation, an affiliate of Capital Foods LLC, a shareholder of the Company.  See “Securities Ownership of Certain Beneficial Owners and Management.”  The lease extends through April 2018 and contains two additional five-year lease renewal periods at the Company’s option.  Lease payments are approximately $23,000 per month, plus CPI adjustments, and the Company is responsible for all real estate taxes, utilities and insurance.

* * * * *

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE POORE BROTHERS, INC.

2005 EQUITY INCENTIVE PLAN

(Item 2 on Proxy Card)

General Information

On April 6, 2006, the Board adopted, subject to shareholder approval, an amendment to the Poore Brothers, Inc. 2005 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 500,000. As of March 24, 2006, the Record Date, there were 710,665 shares of Common Stock authorized for issuance under the Plan. If the proposed amendment is approved by the stockholders, the total number of shares of Common Stock authorized for issuance under the Plan would be increased by 500,000 shares which, after taking into account shares added back to the Plan due to expiration and/or cancellation of awards through the Record Date, would result in a total of 1,210,665 shares reserved under the Plan as of the Record Date.

The Board believes that an equity incentive plan is necessary for the Company to continue to attract, retain and provide appropriate incentive compensation to key personnel and that the number of shares authorized for issuance under the Plan should be increased. If the amendment to the Plan to increase the number of shares available for issuance thereunder is not approved, the Company may become unable to provide suitable equity-based incentives to present and future employees.

Whether or not stockholder approval is obtained, the Plan will remain in effect, and equity incentives may continue to be awarded pursuant to the provisions of the Plan until the share reserve is depleted.

The following is a summary of the material terms of the Plan, as proposed to be amended, and is qualified in its entirety by reference to the Plan. A copy of the Amended and Restated Plan is attached to this proxy statement as Appendix A.

Summary of the Amended and Restated 2005 Equity Incentive Plan

Administration

The Compensation Committee will administer the Amended and Restated 2005 Equity Incentive Plan, with certain actions subject to the review and approval of the full Board or a panel consisting of all of the independent Directors. The Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2005 Equity Incentive Plan. In addition the Committee has the authority to interpret the Amended and Restated 2005 Equity Incentive Plan and the awards granted under the plan, and establish rules and regulations for the administration of the plan. The Committee may delegate the administration of the plan to the Company’s officers, including the maintenance of records of the awards and the interpretation of the terms of the awards.

Eligible Participants

Any officer, employee, consultant, independent contractor, or adviser providing services to the Company or any subsidiary, who is selected by the Committee, is eligible to receive awards under the Amended and Restated 2005 Equity Incentive Plan.

Shares Available for Awards

The aggregate number of shares of the Common Stock that may be issued as awards under the Amended and Restated 2005 Equity Incentive Plan will include 1,210,665 shares of Common Stock.  The aggregate number of shares of Common Stock which may be granted to any one participant in any one year under the Amended and Restated 2005 Equity Incentive Plan is 250,000 shares.  The Committee may adjust the aggregate number of shares reserved for issuance under the plan in the case of a stock dividend or other distribution, including a stock split, merger, extraordinary dividend, or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Amended and Restated 2005 Equity Incentive Plan.

If any shares of Common Stock subject to any award or to which an award relates, granted under the 1995 Stock Option Plan or the Amended and Restated 2005 Equity Incentive Plan, are forfeited, become unexercisable, or if any award terminates without the delivery of any shares, the shares of Common Stock previously set aside for such awards will be available for future awards under the Amended and Restated 2005 Equity Incentive Plan.

Types of Awards and Terms and Conditions

The Amended and Restated 2005 Equity Incentive Plan permits the grant of the following awards:

•nonqualified stock options

•incentive stock options

•restricted stock

•restricted stock units

•stock appreciation rights

•performance units

•stock-reference awards

Awards may be granted alone, in addition to, or in combination with any other award granted under the 2005 Equity Incentive Plan.

Stock Options

The holder of an option will be entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in shares of Common Stock having a fair market value on the exercise date equal to the exercise price.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of Common Stock subject to restrictions imposed by the Committee (including for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) and subject to forfeiture to the Company if the holder does not satisfy certain requirements (including, for example, continued employment with the Company) for a specified period of time. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee, provided that the holder has satisfied certain requirements (including, for example, continued employment with the Company until such future date).

The awards of restricted stock and restricted stock units that are intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code will be subject to the attainment of performance goals relating to the performance criteria selected by the Committee. Performance goals must be based solely on one or more of the following business criteria: (i) cash flow; (ii) earnings per share, including earnings per share as adjusted (a) to exclude the impact of any (1) significant acquisitions or dispositions of businesses by the Company, (2) one-time, non-operating charges and (3) accounting changes (including but not limited to any accounting changes that require the expensing of stock options and any accounting changes the Company adopts early); and (b) for any stock split, stock dividend or other recapitalization; (iii) earnings before interest, taxes, depreciation and amortization; (iv) return on equity; (v) total shareholder return; (vi) share price performance; (vii) return on capital; (viii) return on assets or net assets; (ix) revenue; (x) income; (xi) operating income; (xii) operating profit; (xiii) profit margin; (xiv) return on operating revenue; (xv) return on invested capital; (xvi) market price; (xvii) brand recognition/acceptance; (xviii) customer satisfaction; (xix) productivity; or (xx) sales growth and volume.

Stock Appreciation Rights

Participants may be granted tandem SARs (consisting of SARs with underlying options) and stand-alone SARs. The holder of a tandem SAR is entitled to elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the aggregate exercise price payable for such shares. The holder of stand-alone SARs will be entitled to receive the excess of the fair market value (on the exercise date) over the exercise price for such shares.

Change of Control

The Committee has the discretion to include provisions in awards that provide for acceleration of certain restrictions in the event of a change of control of the Company (as defined by the Committee and set forth in such awards), including provisions that provide that, upon the occurrence of such change of control:

•options and SARs may become fully vested and immediately exercisable;

•restriction periods and restrictions imposed on restricted stock or restricted stock units that are not performance-based may lapse; and

•restrictions and other conditions applicable to other awards may lapse, and the awards may become free of restrictions, limitations or conditions and become fully vested and transferable.

Termination of Employment

Vested options granted under the Amended and Restated 2005 Equity Incentive Plan will expire, terminate, or otherwise be forfeited as follows:

•sixty (60) days termination of a participant, including voluntary termination by the participant, other than in the circumstances described below;

•upon termination of a participant for Cause (as defined in the 2005 Equity Incentive Plan);

•six (6) months after the date on which a participant is terminated due to Disability (as defined in the Amended and Restated 2005 Equity Incentive Plan); and

•six (6) months after the death of a participant.

Duration, Termination and Amendment

The Amended and Restated 2005 Equity Incentive Plan will terminate on the tenth anniversary of the date the Company’s shareholders approved the plan, May 17, 2015, unless terminated by the Board or the Committee earlier, or extended by an amendment approved by the Company’s shareholders. No awards may be made after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Amended and Restated 2005 Equity Incentive Plan prior to the expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board, and the Committee, may generally amend or terminate the plan as determined to be advisable. Shareholder approval may also be required for certain amendments by the Internal Revenue Code, the rules of Nasdaq, or rules of the Securities and Exchange Commission. The Board or the Committee has specific authority to amend the plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences determined to be inconsistent with the purpose of the plan or any award agreement.

Prohibition on Repricing Awards

Without the approval of the Company’s shareholders, no option or SAR may be amended to reduce its exercise price or grant price at any time during the term of such option or SAR.

Transferability of Awards

Unless otherwise provided by the Committee, awards under the Amended and Restated 2005 Equity Incentive Plan may only be transferred by will or the laws of descent and distribution. The Committee may permit further transferability pursuant to conditions and limitations that it may impose, except that no transfers for consideration will be permitted.

Federal Income Tax Consequences

The federal income tax consequences of awards under the Amended and Restated 2005 Equity Incentive Plan to the Company and the Company’s employees, officers and directors are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Amended and Restated 2005 Equity Incentive Plan. Recipients of awards under the Amended and Restated 2005 Equity Incentive Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Options

Options granted under the Amended and Restated 2005 Equity Incentive Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options

If an option granted under the Amended and Restated 2005 Equity Incentive Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be entitled to a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date the option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an optionee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, the Company will not be entitled to a federal income tax deduction upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of the stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options

Nonqualified stock options granted under the Amended and Restated 2005 Equity Incentive Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employment withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock and Restricted Stock Units

Generally, absent a timely election by the holder under Section 83(b) of the Code, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock.

In the case of restricted stock units, the holder will recognize ordinary compensation income at the time the stock is received equal to the excess of value of the stock on the date of receipt over any amount paid by the holder in exchange for stock. If the holder of a restricted stock unit receives the cash equivalent of the stock issuable under the restricted stock unit in lieu of actually receiving the stock, the holder will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received. In the case of both restricted stock and restricted stock units, the income recognized by the holder will generally be subject to U.S. income tax withholding and employment taxes.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock or a restricted stock unit, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

As discussed above, the Company may grant either stand-alone SARs or tandem SARs under the 2005 Equity Incentive Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted.

With respect to stand-alone SARs, if the holder receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the holder receives the appreciation inherent in the stand-alone SARs in stock, the holder will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the holder for the stock.

With respect to tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the holder will be the same as discussed above relating to stand-alone SARs. If the holder elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the holder will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

The income recognized by the holder of a stand-alone SAR or tandem SAR will generally be subject to U.S. income tax withholding and employment taxes.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of stand-alone SARs or tandem SARs. However, upon the exercise of either a stand-alone SAR or a tandem SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the holder is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

New Plan Benefits

Because the Amended and Restated 2005 Equity Incentive Plan is a discretionary plan, it is not possible to determine what awards the Board of Directors or the Committee will grant under the plan.

* * * * *

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE POORE BROTHERS, INC.

2005 EQUITY INCENTIVE PLAN.

* * * * *

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION

TO CHANGE THE CORPORATE NAME

(Item 3 on Proxy Card)

On April 6, 2006, the Board adopted a resolution to amend Article First of the Company’s Certificate of Incorporation, as amended, to change the name of the company from Poore Brothers, Inc. to The Inventure Group, Inc. The Board has determined the amendment to be advisable and recommends shareholders vote to approve the amendment. The following is the text of Article First of the Company’s Certificate of Incorporation, as proposed to be amended:

FIRST:    The name of the corporation is The Inventure Group, Inc. (the “Corporation”).

The Company believes that the proposed name change will promote the image of the Company as an effective, inventive, entrepreneurial company, and that the proposed name reflects that the Company is receptive and open to investing in new ventures. The proposed name change also reflects the reality that the Poore Brothers brand is not currently the source of the majority of the Company’s revenues, acknowledging the significance of the Company’s other brands.

* * * * *

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE

OF INCORPORATION TO EFFECT THE CORPORATE NAME CHANGE.

* * * * *

INDEPENDENT AUDITORS

Representatives of Deloitte & Touche LLP, the Company’s independent auditors (“Deloitte & Touche”), are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire. In addition, such representatives are expected to be available to respond to appropriate questions from those attending the Annual Meeting.

The Board of Directors engaged Deloitte & Touche to audit the Company’s consolidated financial statements for the year ended December 31, 2005.

Principal Accountant Fees and Services

The following table itemizes fees billed to the Company by Deloitte & Touche during fiscal years 2005 and 2004:

	2005	2004
Audit Fees (includes quarterly review procedures)	$192,395	$171,800
Audit Related Fees (401(k) Plan audit in 2005 and 2004 and Form S-8 review in 2005)	6,050	10,000
Tax Fees	—	—
All Other Fees	—	—

Audit Committee approval is required before an accountant is engaged to render audit or non-audit services unless (a) the engagement is entered into pursuant to detailed pre-approval policies established by the Audit Committee and such policies do not include delegation of the committee’s responsibilities to management or (b) the engagement is with respect to services other than audit, review or attest services and they aggregate less than 5% of the total paid to the accountant during the fiscal year, such services were not recognized by the Company at the time of the engagement to be non-audit and such services are promptly brought to committee’s attention and approved prior to completion of the audit. All of the fees set forth in the table above were approved in accordance with these policies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one report on Form 4 by each of Shannon Bard, Mark Howells, James Meyers, Larry Polhill, Eric Kufel and Frank Phillips Giltner, III was filed late in connection with a grant of stock options and one report on Form 4 by Steve Sklar was filed late in connection with an acquisition of shares.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2007 Annual Meeting of Shareholders, the proposal must be on matters appropriate for shareholder action, in proper form and otherwise consistent with the rules and regulations under the Exchange Act and the Company’s Bylaws, and received by the Secretary of the Company on or before December 26, 2006. Proposals should be directed to the Company’s Corporate Secretary, Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

The Company is required to provide an Annual Report to shareholders who receive this proxy statement. The Company will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (not including documents incorporated by reference), are available without charge to shareholders upon written request to the Company: Poore Brothers, Inc., Attention: Corporate Secretary, 3500 South La Cometa Drive, Goodyear, Arizona 85338. You may review the Company’s filings with the Securities and Exchange Commission by visiting the Company’s website at www.poorebrothers.com.

By Order of the Board of Directors

Eric J. Kufel

Chief Executive Officer

Goodyear, Arizona

April 26, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

POORE BROTHERS, INC.

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

ARTICLE 1:  PURPOSE

1.1           General. The purpose of the Poore Brothers, Inc. Amended and Restated 2005 Equity Incentive Plan (the “Plan”) is to promote the interests of Poore Brothers, Inc. (the “Company”), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company’s business depends. The plan is further intended to align the personal interests of such persons with the interests of stockholders of the Company through equity participation in the Company’s growth and success. Capitalized terms not otherwise defined in the text are defined in Article 16.

ARTICLE 2: EFFECTIVE DATE; TERM

2.1           Effective Date. The effective date of the Plan is May 17, 2005 (the “Effective Date”), which is the date as of which the Plan was approved by the stockholders of the Company.

2.2           Term. This Plan shall continue in effect until terminated in accordance with Article 14, except that no Awards shall be granted after the tenth (10th) anniversary of the Effective Date.

ARTICLE 3: SHARES SUBJECT TO THE PLAN

3.1           Number of Shares. The aggregate number of shares of Stock (the “Shares”) reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award (such as an SAR, Restricted Stock Award or Performance Unit Award) shall be (a) 410,518, which is the number of shares of Stock reserved under the Company’s 1995 Stock Option Plan (the “Prior Plan”) that were not subject to outstanding awards under the Prior Plan on the Effective Date, (b) 500,000, which is the number of shares of Stock approved by the stockholders on May 23, 2006 to be added to the number of Shares reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award and (c) the number of shares of Stock that prior to issuance are released from, or reacquired by the Company pursuant to, the terms of awards outstanding under the Prior Plan.

3.2           Re-use of Shares. Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but prior to issuance are released from, or reacquired by the Company pursuant to, the terms of such Award; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. In addition, Shares that are withheld by the Company and not issued in order to pay for Shares purchased pursuant to an Award or any withholding taxes due upon issuance of an Award or Shares thereunder shall not be deemed to

1

have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and such shares shall again be available for the grant of Awards under the Plan, other than an Award that includes Incentive Stock Options.

3.3           Maximum Number of Shares for Certain Awards. No more than 100% of the Shares shall be issued pursuant to Incentive Stock Options, and no more than 100% of the Shares shall be issued pursuant to Non-Qualified Stock Options, Restricted Stock Awards, SARs, Performance Units and Stock Reference Awards. A person may be granted more than one Award under this Plan.

3.4           Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

ARTICLE 4: ELIGIBILITY

4.1           General. Awards may be granted only to an individual who is an employee (including an employee who also is a director or officer), officer, director, consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.2           Individual Award Limits. In no event shall any Participant receive an Award or Awards during any calendar year covering an aggregate of more than 250,000 Shares.

4.3           Description of Criteria for Performance-Based Awards to Named Executive Officers. In determining performance goals applicable to any Award granted to a Named Executive Officer, one or more of the following business criteria shall be used: (a) cash flow; (b) earnings per share, including earnings per share as adjusted (i) to exclude the impact of any (1) significant acquisitions or dispositions of businesses by the Company, (2) one-time, non-operating charges and (3) accounting changes (including but not limited to any accounting changes that require the expensing of stock options and any accounting changes the Company adopts early); and (ii) for any stock split, stock dividend or other recapitalization; (c) earnings before interest, taxes, and amortization; (d) return on equity; (e) total shareholder return; (f) share price performance; (g) return on capital; (h) return on assets or net assets; (i) revenue; (j) income; (k) operating income; (l) operating profit; (m) profit margin; (n) return on operating revenue; (o) return on invested capital; (p) market price; (q) brand recognition/acceptance; (r) customer satisfaction; (s) productivity; or (t) sales growth and volume.

ARTICLE 5: ADMINISTRATION

5.1           Board. The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time. To the extent required for Awards to qualify for the exemptions available under Rule 16b-3 under the Exchange Act, or successor legislation, members of the Committee shall be “non-employee” directors within the meaning of Rule 16b-3. To the extent required for compensation realized from Awards to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee

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shall be “outside directors” within the meaning of such Section. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused.

5.2           Authority of Board. The Board has the exclusive power, authority, and discretion to:

(a)           Designate Participants;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

(d)           Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(e)           Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, any performance criteria, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Board in its sole discretion determines;

(f)            Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)           Determine whether, to what extent, and under what circumstances cash, Stock, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)            Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)            Interpret the Plan, any Award, and any Award Agreement in its discretion; and

(k)           Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

5.3           Decisions Binding. All decisions, interpretations, and determinations by the Board with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.

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5.4           Repricing of Stock Options and SARs. In no event shall any outstanding Option or SAR be repriced to a lower exercise or grant price per Share at any time during the term of such Option or SAR without the prior affirmative vote of holders of a majority of the shares of Common Stock of the Company present at a stockholders meeting in person or represented by proxy and entitled to vote thereon.

ARTICLE 6: STOCK OPTIONS

6.1           General. The Board is authorized to grant Options to Participants on the following terms and conditions:

(a)           Exercise Price. The exercise price per share of Stock under an Option other than an Incentive Stock Option shall be determined by the Board, provided that the exercise price for any such Option may not be less than 85% of the Fair Market Value as of the date of the grant.

(b)           Payment. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 11 of the Plan.

(c)           Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option if and to the extent such limitation is necessary or required under Rule 16b-3 or successor legislation under the Exchange Act.

(d)           Evidence of Option. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Board.

6.2           Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules, and, to the extent that an Incentive Stock Option fails to comply with such rules, it will be treated as a Non Qualified Stock Option:

(a)           Employees Only. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

(b)           Exercise Price. The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(c)           Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(d)           Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

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(e)           Ten Percent Owners. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

(f)            Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

(g)           Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h)           Tax-Qualified ISOP Options. All provisions of the Plan relating to Incentive Stock Options shall be administered and interpreted in accordance, and so as to comply, with the provisions of Section 422 of the Code.

6.3           Termination of Participant. Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

(a)           An Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

(b)           If a Participant’s employment is terminated due to Retirement or for any other reason other than for Cause, such Participant may exercise his or her Incentive Stock Options only to the extent that such Incentive Stock Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of the date sixty (60) days after the Termination Date and the expiration date of the Option set forth in the Award Agreement. If a Participant’s employment is terminated due to Cause, the Participant’s Incentive Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

(c)           If a Participant’s employment, contractual or other relationship with the Company is terminated due to Retirement or for any other reason other than for Cause, such Participant may exercise his or her Non-Qualified Stock Options, only to the extent that such Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of the date sixty (60) days after the Termination Date (or such other time period as set forth in the Award Agreement) and the expiration date of the Option set forth in the Award Agreement. If a Participant’s employment, contractual or other relationship is terminated due to Cause, the Participant’s Non-Qualified Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

(d)           If a Participant dies or is terminated due to Disability, then the Participant’s Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant’s death or termination due to Disability; provided that such exercise is made prior to the earlier of (i) the six-month anniversary of such Participant’s death or termination due to Disability, as the case may be or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the Participant’s death or termination due to Disability, any exercisable Options may be exercised by the Participant’s legal representative or representatives.

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ARTICLE 7: STOCK APPRECIATION RIGHTS

7.1           Grant of SARs. The Board is authorized to grant SARs to Participants on the following terms and conditions:

(a)           Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)           The Fair Market Value of one share of Stock on the date of exercise; over

(2)           The grant price of the SAR as determined by the Board, which shall not be less than 85% of the Fair Market Value of one share of Stock on the date of grant in the case of any SAR.

(b)           Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement. A Stock Appreciation Right may be granted in combination with, in addition to, or completely independent of an Option or any other Award under the Plan.

ARTICLE 8: PERFORMANCE UNITS

8.1           Grant of Performance Units. The Board is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

8.2           Right Under Performance Units. A grant of Performance Units gives the Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant.

8.3           Other Terms. Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.

ARTICLE 9: RESTRICTED STOCK AWARDS

9.1           Restricted Stock Awards. The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

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9.2           Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation “vesting” or forfeiture restrictions, as the Board may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

9.3           Forfeiture. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

9.4           Payment and Certificates for Restricted Stock. If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 11 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. To the extent that an Award is granted in the form of newly issued Restricted Stock, the Award recipient, as a condition to the grant of such an Award, shall be required to pay to the Company in cash, cash equivalents or other legal consideration an amount equal to the par value of such Restricted Stock. To the extent that an Award is granted in the form of Restricted Stock from the Company’s treasury, no such cash consideration shall be required of the Award recipients. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

9.5           Restricted Stock Units. Restricted Stock Awards may be granted as Awards of Restricted Stock Units.

(a)           A Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) which is subject to restrictions of this Plan and the applicable Award Agreement. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Award Agreement evidencing such Award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. The Board may grant Restricted Stock Units that vest on the attainment of performance goals determined by the Board based upon one or more of the performance criteria listed in Section 4.3, and must have the attainment of such performance goals certified in writing by the Board.

(b)           The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria set forth in the Award Agreement, the Restricted Stock Units subject to such Award Agreement shall remain subject to forfeiture.

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(c)           If the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company terminates before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Awards, unless the termination is a result of such Participant’s death, Disability or Retirement (a “Qualifying Event”) or the Board determines that the Participant’s unvested Restricted Stock Awards shall vest as of the Termination Date; provided, however, the Board may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the performance-based exception from the tax deductibility limitations of Code Section162(m).

(d)           In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria listed in Section 4.3) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Units which are based on performance criteria set forth in Section 4.3, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Board may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the performance-based exception from the tax deductibility limitations of Code Section162(m). All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

(e)           Notwithstanding anything to the contrary in this Plan, the Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant; provided, however, the Board may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the performance-based exception from the tax deductibility limitations of Code Section162(m).

(f)            Each grant of Restricted Stock Unit(s) shall be evidenced by an Award Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Article 14 of this Plan.

(g)           Except as otherwise provided in a Participant’s Award Agreement, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant, except upon the death of the Participant by will or by the laws of descent and distribution.

(h)           Except as otherwise provided in a Participant’s Award Agreement, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

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ARTICLE 10: STOCK-REFERENCE AWARDS

10.1         Grant of Stock-Reference Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company. The Board shall determine the terms and conditions of such Awards.

ARTICLE 11: PAYMENT FOR STOCK PURCHASES;
WITHHOLDING TAXES; RELOAD OPTIONS

11.1         Payment. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board in an Award Agreement or otherwise in writing and where permitted by law:

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of (or attestation to the ownership of) Stock valued at Fair Market Value on the date new Stock is purchased under the Plan; provided, however, that such surrender or attestation shall not be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Award for financial reporting purposes;

(c)           by waiver of compensation due or accrued to Participant for services rendered;

(d)           by tender of property acceptable to the Board;

(e)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock then exists:

(1)           through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

(2)           through a “margin” commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

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(3)           through any other “cashless exercise” procedure approved by the Board; or

(f)            by any combination of the foregoing, or any other method of payment acceptable to the Board in its sole discretion.

11.2         Loans. To the extent permitted under applicable law and the rules and regulations of any listing organization for the Stock, the Board may, in its discretion, help the Participant pay for Shares purchased under the Plan by authorizing (a) a guarantee by the Company of a third-party loan to the Participant, or (b) payment of the purchase price of part or all of the Shares by tender of a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate at least sufficient to avoid imputation of income under Section 183 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the purchase price equal to the par value of the Shares, if any, must be paid in cash.

11.3         Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect (the “Election”), on or prior to the date of such taxable event, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Board may disapprove any Election or may suspend or terminate the right to make Elections. An Election is irrevocable. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

11.4         Reload Options. Award Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 11.1 or 11.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a “Reload Option”). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the “Reload Date”). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 11.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in Section 6.2.

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ARTICLE 12: PROVISIONS APPLICABLE TO AWARDS

12.1         Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

12.2         Modification or Assumption of Awards. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards (whether granted by the Company or by another issuer) in return for the grant of new Awards for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Award.

12.3         Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

12.4         Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

12.5         Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board.

12.6         Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other

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party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a “domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust or other entity benefiting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate. At the discretion of the Board, the Company may reserve to itself or its assignees in any Award (a) a right of first refusal to purchase any Stock which a Participant may propose to transfer to a third party and/or (b) a right to repurchase any and all Stock held by a Participant upon the Participant’s termination of employment or other relationship with the Company or its Parent or Subsidiary for any reason, including Death or Disability, at a price for such Stock as determined by the Board.

12.7         Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Stock issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for a period of 180 days, or such period of time as may be requested in writing by the Company and such underwriters. The limitations of this subsection shall apply only to the Company’s initial underwritten public offering registered under the Securities Act that results in the Stock being traded, or quoted, as applicable, on a national securities exchange, over the counter on NASDAQ, or through the NASD’s National Market System.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Stock effected as a class without the Company’s receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased Stock shall be immediately subject to the provisions of this subsection, to the same extent the purchased Stock is at such time covered by such provisions.

In order to enforce the limitations of this subsection, the Company may impose stop-transfer instructions with respect to the purchased Stock until the end of the applicable standoff period.

12.8         Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.

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ARTICLE 13: CHANGES IN CAPITAL STRUCTURE

13.1         General; Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the price of the Stock, a combination or consolidation of the outstanding Stock (by classification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, or the assumption and conversion of outstanding grants of a company acquired by the Company or its Subsidiary, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Stock available for future Awards under Article 3, (b) the limitations set forth in Article 3, (c) the number and kind of shares of Stock covered by each outstanding Award or (d) the exercise price under each outstanding Option and other Award in the nature of rights that may be exercised. Except as provided in this Article 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

13.2         Dissolution or Liquidation. To the extent not previously exercised, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

13.3         Reorganizations. In the event that the Company is a party to a merger, consolidation or other reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation or reorganization (“Reorganization Agreement”), which shall be binding on all Participants. The Board may cause such Reorganization Agreement to provide, without limitation and without any Participant’s consent, for any one or combination of the following:

(a)           for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation);

(b)           for assumption of outstanding Awards by the surviving corporation or its parent or subsidiary;

(c)           for the substitution by the surviving corporation or its parent or subsidiary of its own awards for outstanding Awards;

(d)           for accelerated vesting and/or lapse of restrictions on outstanding Awards;

(e)           for termination in its entirety, without payment of any consideration, of any Award that is not exercised in accordance with its terms upon or prior to consummation of the transactions contemplated by the Reorganization Agreement within a time specified by the Board for such exercise, whether or not such Award is then fully exercisable;

(f)            for termination of any Award consisting of an Option or any other exercisable right after payment to the Participant of an amount in cash or cash equivalents equal to (1) the per share Fair Market Value immediately prior to consummation of the transactions contemplated by the Reorganization Agreement of the Stock subject to such Award (to the extent then vested), minus (2) the exercise price per share pursuant to such Award; or

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(g)           for termination, without payment of any consideration, of any Award consisting of an Option or other exercisable right, if the exercise price per share pursuant to such Award exceeds the Fair Market Value of the Stock immediately prior to consummation of the transactions contemplated by the Reorganization Agreement, as determined by the Board in good faith.

The Board shall have the discretion to cause any such Reorganization Agreement to provide for different terms and conditions for different Awards and shall have no obligation to treat Awards or classes of Awards in an identical fashion under any such Reorganization Agreement.

13.4         Effect of Change of Control. The Board may determine and specify in any Award Agreement, at the time of granting an Award or thereafter, that any or all outstanding rights that may be exercised under Awards shall become fully exercisable and/or that any or all restrictions on Awards shall lapse, upon the effectiveness of a change of control of the Company as defined in such Award Agreement, or upon termination of a Participant’s employment, contractual or other relationship with the Company or its successor following a specified period after such change of control; provided that, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Participant’s written consent.

ARTICLE 14: AMENDMENT, MODIFICATION, AND TERMINATION

14.1         Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. An amendment or modification of the Plan shall be subject to the approval of the stockholders of the Company only to the extent required by applicable laws, regulations and rules.

14.2         Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 15: GENERAL PROVISIONS

15.1         No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

15.2         No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3         No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the “at-will” nature of any Participant’s employment or other relationship with the Company or any Subsidiary, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary, and the Company and each Subsidiary reserve the right to terminate any Participant’s employment or other relationship with the Company or any Subsidiary at any time and for any reason or no reason, with or without Cause.

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15.4         Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.5         Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

15.6         Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.7         Titles and Headings. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.8         Fractional Shares. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

15.9         Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 or its successors under the Exchange Act. To the extent any provision of the Plan or any Award Agreement or any action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

15.10       Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan. If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. As a condition to the exercise of an Option or any other receipt of Stock pursuant to an Award under the Plan, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such Stock is being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the company, a stop-transfer order against any such Stock may be placed on the official stock books and records of the Company, and a legend indicating that such Stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Board may also require such other action or agreement by the Participant as may from time to time be necessary to comply with federal and state securities laws.

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15.11       Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona without regard to its conflicts of laws provisions.

15.12       Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or other rights otherwise than under the Plan.

ARTICLE 16: DEFINITIONS

16.1         Definitions. The following words and phrases shall have the following meanings for purposes of this Plan:

(a)           “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Stock-Reference Award or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

(b)           “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)           “Board” means the Board of Directors of the Company or, if the context so requires, a Committee thereof appointed pursuant to Article 5.

(d)           Unless otherwise defined in the applicable Award Agreement, “Cause” means (i) an act of fraud, intentional dishonesty or theft adversely affecting the Company by a Participant, (ii) noncompliance by a Participant with the reasonable directives of the Board or its designees (except by reason of death or Disability), (iii) an allegation against a Participant of discrimination by such Participant based on race, sex, national origin, religion, handicap or age which is prohibited by applicable law if the Company has reason to believe any material portion of the allegations after an investigation conducted in accordance with any applicable Company policy, (iv) material violation by a Participant of previously published Company policies and procedures or the Plan or any applicable Award Agreement, or (v) a Participant’s conviction of a felony; provided, however, in the case of (ii) or (iv) above, the Participant shall be provided with thirty (30) days written notice of such event, and the Participant shall have ten (10) days to respond and/or propose a cure in writing. If such noncompliance or material violations are not capable of cure, or if such noncompliance or material violations have not been cured within fifteen (15) days after the date of such written proposal by Participant, Cause shall be deemed to exist.

(e)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)            “Committee” means the committee of the Board described in Article 5.

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(g)           “Disability” means the following:  A Participant shall be disabled if he or she is unable to perform the duties of his customary position of employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)            “Fair Market Value” means with respect to Stock or any other property, the fair market value of such Stock or other property determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of Stock as of any date shall be the mean between the bid and asked quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

(j)            “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(k)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(l)            “Option” means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)          “Participant” means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

(n)           “Performance Unit” means a right granted to a Participant under Article 8 to receive cash, Stock, or other Awards.

(o)           “Plan” means the Poore Brothers, Inc. 2005 Equity Incentive Plan, as amended from time to time.

(p)           “Restricted Stock Award” means Stock granted to a Participant or offered for sale to a Participant under Article 9.

(q)           “Retirement” means a Participant’s termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

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(r)            “Securities Act” means the Securities Act of 1933, as amended.

(s)           “Stock” means Common Stock ($.01 par value) of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

(t)            “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

(u)           “Stock-Reference Award” means a right, granted to a Participant under Article 10.

(v)           “Subsidiary” means any entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(w)          “Ten Percent Owner” means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

(1)           The individual with respect to whom such percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

(2)           Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

(x)            “Termination Date” means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.

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ANNUAL MEETING OF SHAREHOLDERS OF

POORE BROTHERS, INC.

May 23, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” APPROVAL OF THE AMENDMENT TO THE 2005 EQUITY
INCENTIVE PLAN AND “FOR” APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of Directors:			2. PROPOSAL TO APPROVE AN AMENDMENT TO THE POORE BROTHERS, INC. 2005 EQUITY INCENTIVE PLAN.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	Ashton D. Asensio F. Phillips Giltner, III	3. PROPOSAL TO APPROVE AN AMENDMENT TO THE	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Mark S. Howells Eric J. Kufel	CERTIFICATE OF INCORPORATION TO CHANGE CORPORATE NAME.
☐	FOR ALL EXCEPT (See instructions below)	Larry R. Pohill	4. TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

POORE BROTHERS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric J. Kufel and David A. Gramza, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of Common Stock, par value $.01 per share, of Poore Brothers, Inc. (the “Company”) held of record by the undersigned on March 24, 2006, at an Annual Meeting of Shareholders of the Company to be held on May 23, 2006 or any adjournments or postponements thereof (the “Annual Meeting”), on the matters set forth on the reverse side of this Proxy, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR ALL NOMINEES in the Election of Directors, FOR the amendment to the 2005 Equity Incentive Plan and FOR the amendment to the Certificate of Incorporation.

(Continued and to be signed on the reverse side)

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